UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2020

Eldorado Resorts, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36629	46-3657681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Liberty Street, Suite 1150 Reno, NV	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (775) 328-0100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.00001, par value	ERI	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 6, 2020, Colt Merger Sub, Inc. (“Escrow Issuer”), a Delaware corporation and a wholly-owned subsidiary of Eldorado Resorts, Inc., a Nevada corporation (the “Company”), issued (i) $3.4 billion aggregate principal amount of 6.250% Senior Secured Notes due 2025 (the “ERI Secured Notes”) pursuant to an indenture, dated as of July 6, 2020 (the “ERI Secured Indenture”), between Escrow Issuer and U.S. Bank National Association, as Trustee, and as Collateral Agent (ii) $1.8 billion aggregate principal amount of 8.125% Senior Notes due 2027 (the “ERI Senior Notes” and, together with the ERI Secured Notes, the “ERI Notes”), pursuant to an indenture dated as of July 6, 2020 (the “ERI Senior Indenture” and, together with the ERI Secured Indenture, the “ERI Indentures”), between Escrow Issuer and U.S. Bank National Association, as Trustee and (iii) $1.0 billion aggregate principal amount of 5.750% Senior Secured Notes due 2025 (the “CRC Secured Notes” and, together with the ERI Notes, the “Notes”) pursuant to an indenture, dated as of July 6, 2020 (the “CRC Indenture” and, together with the ERI Indentures, the “Indentures”), between Escrow Issuer U.S. Bank National Association, as Trustee and Credit Suisse AG, Cayman Islands Branch, as Collateral Agent. Interest on the Notes will be paid every six months on January 1 and July 1 of each year, commencing January 1, 2021. Capitalized terms used but not defined herein shall have the meanings assigned to them in the respective Indentures.

The proceeds of the offering initially will be placed in escrow pending satisfaction of certain conditions (the “Escrow Release Conditions”), including consummation of the Company’s previously announced acquisition (the “Caesars Acquisition”) of Caesars Entertainment Corporation (“CEC”). Upon satisfaction of such conditions, (i) the Company will assume (the “ERI Assumption”) Escrow Issuer’s obligations under the ERI Notes and the ERI Indentures, and certain of the Company’s subsidiaries (the “ERI Guarantors”) will guarantee the Company’s obligations under the ERI Notes and (ii) Caesars Resort Collection, LLC (“CRC”) and CRC Finco, Inc. (“Finance”) will, jointly and severally, assume (the “CRC Assumption” and, together with the ERI Assumption, the “Assumptions”) Escrow Issuer’s obligations under the CRC Notes and the CRC Indenture, and certain of CRC’s and Finance’s subsidiaries (the “CRC Guarantors” and, together with the ERI Guarantors, the “Guarantors”) will guarantee CRC’s and Finance’s obligations under the CRC Notes. As used herein, references to the “Issuer” or “Issuers” refer (i) prior to the Assumptions, to the Escrow Issuer and (ii) following the Assumptions, to the Company or CRC and Finance, as applicable.

The Notes will be subject to a special mandatory redemption in the event (x) the escrowed funds have not been released in connection with the consummation of the Caesars Acquisition on or prior to (i) the Initial End Date (as defined in the Agreement and Plan of Merger, dated as of June 24, 2019 (as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of August 15, 2019), by and among the Company, Escrow Issuer and CEC (the “Merger Agreement”)) if the Initial End Date has not been extended pursuant to Section 7.1(b) thereof), (ii) the First Extended End Date (if the Initial End Date has been extended pursuant to Section 7.1(b) of the Merger Agreement, but on the First Extended End Date has not been extended in accordance with Section 7.1(b) of the Merger Agreement) or (iii) the Second Extended End Date (if the First Extended End Date has been extended pursuant to Section 7.1(b) of the Merger Agreement), (y) Escrow Issuer notifies the escrow agent that the Escrow Release conditions will not be satisfied by the Termination Date or (z) Escrow Issuer fails to deposit amounts due into escrow. The special mandatory redemption price will be equal to 100% of the aggregate principal amount of the applicable Notes, plus accrued and unpaid interest to, but excluding, the date of such special mandatory redemption.

Upon satisfaction of the Escrow Release Conditions with respect to the ERI Notes, the Issuer intends to apply the net proceeds of the sale of the ERI Notes, together with proceeds of the Company’s existing credit facilities, the CRC Incremental Term Loan, the VICI Master Transaction and the CRC Secured Notes and cash on hand to (i) to fund a portion of the aggregate cash consideration payable by the company pursuant to the Merger Agreement, (ii) to (a) pay in full all amounts outstanding (including all accrued and unpaid interest) and terminate all commitments under the Company’s existing credit agreement, dated as of April 17, 2017, by and among ERI, the several banks and other financial institutions and lenders from time to time party thereto and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for such lenders, (b) repay (or redeem, repurchase, defease or satisfy and discharge) in full all of the Company’s (1) 7.00% Senior Notes due 2023, (2) 6.00% Senior Notes due 2025 and (3) 6.00% Senior Notes due 2026, in each case, together with all accrued interest, fees and premiums thereon, (c) (i) fund the consent solicitation fee for the CEC Convertible Notes and (ii) repurchase certain (but potentially not all) of the CEC Convertible Notes, (d) repay $975.0 million of the outstanding revolving borrowings under the senior secured revolving credit facility under the Existing CRC Credit Agreement and (e) pay in full all amounts outstanding (including all accrued and unpaid interest) and terminate all commitments under the existing credit agreement of CEOC, LLC (“CEOC”), a Delaware limited liability company and wholly-owned subsidiary of CEC, dated as of October 6, 2017 (as amended, the “Existing CEOC Credit Agreement”), by and among CEOC, the several banks and other financial institutions and lenders from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, in its capacity as administrative agent and collateral agent, (iii) to fund the Intercompany Loan between CRC and CEC, (iv) to make a distribution to the direct or indirect parents of CRC and (v) to pay fees and expenses related to the foregoing.

Upon satisfaction of the Escrow Release Conditions with respect to the CRC Secured Notes, the Issuers intend to apply the net proceeds of the sale of the CRC Secured Notes, together with proceeds of the CRC Credit Facilities, the CRC Incremental Term Loan and the VICI Master Transaction and cash on hand to (i) pay (a) $975 million outstanding revolving borrowings under the Existing CRC Revolving Credit Facility, and (b) all amounts outstanding (including all accrued and unpaid interest) and terminate all commitments under the Existing CEOC Credit Agreement, (ii) to fund the Intercompany Loan between CRC and CEC, (iii) to make a distribution to the direct or indirect parents of CRC, (iv) to pay fees and expenses related to the foregoing and (v) for general corporate purposes.

The ERI Secured Notes are Issuer’s and, upon the ERI Assumption, will be senior secured indebtedness of the Company and the ERI Guarantors, respectively, ranking equally in right of payment with all existing and future senior indebtedness of the Issuer and the ERI Guarantors, ranking senior in right of payment to all existing and future debt that is expressly subordinated to all of the Issuer’s and ERI Guarantors’ existing and future secured indebtedness, ranking effectively senior in right of payment to all senior indebtedness of the Issuer and the ERI Guarantors that is unsecured, including the ERI Senior Notes and the guarantees thereof, or that is secured by a lien ranking junior in priority to the liens securing the ERI Secured Notes and the guarantees thereof, in each case to the extent of the value of the assets securing the ERI Secured Notes and the guarantees thereof. In addition, following the release from escrow and the ERI Assumption, the ERI Secured Notes and related guarantees will rank equally with all of the Company’s and the ERI Guarantors’ existing and future first-priority lien obligations, including indebtedness under the ERI Credit Facility, to the extent of the value of the assets securing the ERI Secured Notes, and be structurally subordinated in right of payment to all existing and future indebtedness and other liabilities (including trade payables) of the Issuer’s Subsidiaries that do not guarantee the ERI Secured Notes, including, without limitation, the indebtedness under the Existing CRC Credit Agreement and the CRC Notes (each as defined in the ERI Secured Indenture), and once funded, the CRC Incremental Term Loan, and the CRC Secured Notes, as applicable.

The ERI Senior Notes are Issuer’s and, upon the ERI Assumption, will be senior indebtedness of the Company and the ERI Guarantors, respectively, ranking equally in right of payment to all of Issuer’s and the ERI Guarantors’ existing and future senior indebtedness, ranking senior in right of payment to all existing and future debt that is expressly subordinated to all of the Issuer’s and ERI Guarantors’ existing and future secured indebtedness, including indebtedness under the ERI Credit Facility and the ERI Secured Notes, to the extent of the value of the assets securing the ERI Credit Facility and the ERI Secured Notes. In addition, following the release from escrow and the Assumption, the ERI Senior Notes and the related guarantees will be structurally subordinated to all existing and future indebtedness and other liabilities (including trade payables) of the Issuer’s subsidiaries that do not guarantee the ERI Senior Notes, including, without limitation, the Indebtedness under the Existing CRC Credit Agreement and the CRC Notes (each as defined in the ERI Senior Indenture), and once funded, the CRC Incremental Term Loan, and the CRC Secured Notes, as applicable.

The CRC Secured Notes are Issuers’ and, upon the CRC Assumption, will be senior secured Indebtedness of CRC, Finance and the CRC Guarantors, respectively, ranking equally in right of payment with all existing and future senior indebtedness of the Issuers and the Subsidiary Guarantors, including the CRC Notes and the CRC Credit Facilities, will be senior in right of payment to all future debt that is expressly subordinated to all of the existing and future indebtedness of the Issuers and the CRC Guarantors, ranking effectively senior in right of payment to all senior indebtedness of the Issuers and the CRC Guarantors that is unsecured, including the CRC Notes and guarantees thereof, or that is secured by a lien ranking junior in priority to the liens securing the CRC Secured Notes and the guarantees thereof, in each case to the extent of the value of the assets securing the CRC Secured Notes and the guarantees thereof, will rank equally with all of CRC’s and the CRC Guarantors’ existing and future first-priority lien obligations, including indebtedness under the CRC Credit Facilities, to the extent of the value of the assets securing the CRC Secured Notes. In addition, following the release from escrow and the CRC Assumption, the CRC Secured Notes and the related guarantees will be structurally subordinated in right of payment to all existing and future indebtedness and other liabilities (including trade payables) of the Issuers’ Subsidiaries that do not guarantee the CRC Secured Notes.

ERI Secured Notes:

On or after July 1, 2022, the Issuer may redeem all or a portion of the ERI Secured Notes upon not less than 10 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of the principal amount) set forth below plus accrued and unpaid interest, if any, on the ERI Secured Notes redeemed, to the applicable redemption date, if redeemed during the 12-month period beginning on July 1 of the years indicated below:

Year	Percentage
2022	103.125%
2023	101.563%
2024 and thereafter	100.000%

ERI Senior Notes

On or after July 1, 2023, the Issuer may redeem all or a portion of the ERI Senior Notes upon not less than 10 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of the principal amount) set forth below plus accrued and unpaid interest, if any, on the ERI Senior Notes redeemed, to the applicable redemption date, if redeemed during the 12-month period beginning on July 1 of the years indicated below:

Year	Percentage
2023	104.063%
2024	102.031%
2025 and thereafter	100.000%

CRC Notes

On or after July 1, 2022, the Issuer may redeem all or a portion of the CRC Secured Notes upon not less than 10 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of the principal amount) set forth below plus accrued and unpaid interest, if any, on the CRC Secured Notes redeemed, to the applicable redemption date, if redeemed during the 12-month period beginning on July 1 of the years indicated below:

Year	Percentage
2022	102.875%
2023	101.438%
2024 and thereafter	100.000%

Upon the occurrence of a Change of Control or a Change of Control Triggering Event (each as defined in the Indenture), the Issuer must offer to repurchase each of the Notes at 101% of their principal amount, plus accrued and unpaid interest to the applicable repurchase date.

The Notes are subject to redemption imposed by gaming laws and regulations of applicable gaming regulatory authorities.

The Indentures contain certain covenants limiting, among other things, the Issuers’ ability to:

•	incur additional indebtedness;

•	create, incur or suffer to exist certain liens;

•	pay dividends or make distributions on capital stock or repurchase capital stock;

•	make certain investments;

•	place restrictions on the ability of subsidiaries to pay dividends or make other distributions to the Issuer;

•	sell certain assets or merge with or consolidate into other companies; and

•	enter into certain types of transactions with the stockholders and affiliates.

These covenants are subject to a number of exceptions and qualifications as set forth in the Indentures. The Indentures also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on such Notes to be declared due and payable.

The foregoing description is qualified in its entirety by reference to the full text of the Indentures, filed as Exhibits 4.1, 4.2 and 4.3 hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

4.1	Indenture dated as of July 6, 2020, by and between Colt Merger Sub, Inc. and U.S. Bank National Association

4.2	Indenture dated as of July 6, 2020, by and between Colt Merger Sub, Inc. and U.S. Bank National Association

4.3	Indenture dated as of July 6, 2020, by and between Colt Merger Sub, Inc. and U.S. Bank National Association

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELDORADO RESORTS, INC., a Nevada corporation

Date: July 6, 2020	By:	/s/ Thomas R. Reeg
	Name:	Thomas R. Reeg
	Title:	Chief Executive Officer